UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2024

Global Gas Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39819	85-1617911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 Wall Street, Suite 436
New York, New York	10005
(Address of principal executive offices)	(Zip Code)

(917) 327-0437

(Registrant’s telephone number,
including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HGAS	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	HGASW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on December 22, 2023, Global Gas Corporation (the “Company”) received a notice (the “Notice”) from the staff of the Listing Qualifications Department of Nasdaq indicating that, unless the Company timely requested a hearing before the Nasdaq Hearings Panel (the “Panel”), the Company’s securities (common stock and warrants) would be subject to suspension and delisting from Nasdaq on January 3, 2024, due to the Company’s failure to satisfy the initial listing standards of The Nasdaq Capital Market upon closing of the Company’s previously announced business combination in accordance with Nasdaq Rule 5101-2. Specifically, the Company was unable to demonstrate compliance with the Stockholders Equity, Publicly Held Shares, Market Value of Listed Securities and Market Value of Publicly Held Shares requirements set forth in Nasdaq Rule 5505. The Company timely requested a hearing before the Panel, which resulted in a stay of any suspension or delisting action pending the hearing. The Company was granted until June 20, 2024 to demonstrate compliance with the above-referenced listing rules but was unable to do so by such date. As a result, on June 21, 2024, the Company received notice that the Panel has determined to delist the Company’s securities from Nasadq and will subspend trading in its securities on the exchange effective at the open of business on June 25, 2024. Nasdaq is expected to file a Form 25 with the Securities and Exchange Commission to remove the Company’s securiites from listing and registration on Nasdaq, which Form 25 will be effective 10 days following the filing of such form.

The Company’s securities will trade on the OTC marketplace following the delisting.

Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, the ability of the Company to have its securities listed on another securities exchange and the risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL GAS CORPORATION

Date: June 24, 2024	By:	/s/ Carter Glatt
	Name:	Carter Glatt
	Title:	Chairman of the Board

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